UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2011

Celera Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34116	26-2028576
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1401 Harbor Bay Parkway

Alameda, California 94502

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (510) 749-4200

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Letter Agreement with Abbott Molecular Inc. and Abbott Laboratories

In connection with the merger and the other transactions contemplated by the Merger Agreement, dated as of March 17, 2011, by and among Celera Corporation (the “Company”), Quest Diagnostics Incorporated, a Delaware corporation (“Parent”) and Spark Acquisition Corporation, a wholly owned subsidiary of Parent, the Company entered into a letter agreement dated as of March 17, 2011 (the “Letter Agreement”) with Abbott Molecular Inc. (“AMI”) and Abbott Laboratories (“Abbott Laboratories”) to amend certain terms of that certain (i) Distribution Agreement by and between the Company and AMI, effective as of October 1, 2008 (the “Distribution Agreement”) and (ii) Royalty Agreement by and between the Company and Abbott Laboratories, effective as of October 1, 2008 (together with the Distribution Agreement, the “Abbott Agreements”). The Letter Agreement amends certain terms of the Abbott Agreements, to be effective only in the event of (x) a change of control of the Company within 180 days following the date of the Letter Agreement and (y) the written acknowledgement of Parent agreeing to be bound by the Letter Agreement, delivered within two business days following such change of control. The material amendments set forth in the Letter Agreement are: (A) an extension to the initial term of the Distribution Agreement for two additional years, with the initial term of the Distribution Agreement expiring on October 1, 2015; and (B) Parent and its affiliates will not be deemed an affiliate of the Company for purposes of the Abbott Agreements.

The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Letter Agreement, which the Company intends to file as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 26, 2011.

Additional Information about the Transaction and Where to Find It

The tender offer with respect to the announced transaction with Parent has not yet commenced. This filing is neither an offer to buy nor a solicitation of an offer to sell any securities of Celera Corporation (or the “Company”). The solicitation and the offer to buy shares of the Company’s common stock will only be made pursuant to a tender offer statement on Schedule TO, including an offer to purchase and other ancillary related materials that Spark Acquisition Corporation (or “Purchaser”), a wholly owned subsidiary of Quest Diagnostics Incorporated (or “Parent”), intends to file with the Securities and Exchange Commission (the “SEC”). In addition, the Company will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer and, if applicable, a proxy statement regarding the merger. Once filed, investors will be able to obtain the tender offer statement on Schedule TO, the offer to purchase, the Solicitation/Recommendation Statement of the Company on Schedule 14D-9, the proxy statement, if applicable, and related materials with respect to the tender offer, free of charge from the website of the SEC at www.sec.gov, or from the information agent and dealer manager named in the tender offer materials. Investors may also obtain, at no charge, the documents filed with or furnished to the SEC by the Company under the “Media and Investors” section of the Company’s website at www.celera.com. Investors are advised to read these documents when they become available, including the Solicitation/Recommendation Statement of the Company and any amendments thereto and any other materials relating to the tender offer that are filed with the SEC, carefully and in their entirety prior to making any decisions with respect whether to tender their shares into the tender offer because they contain important information, including the terms and conditions of the tender offer.

Forward-Looking Statements

Certain statements either contained in or incorporated by reference into this document, other than purely historical information, including estimates, projections, statements relating to the Company’s business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements.” These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Such forward-looking statements include the ability of the Company, Purchaser and Parent to complete the transactions contemplated by the Merger Agreement entered into by Parent, Purchaser and the Company on March 17, 2011, including the parties’ ability to satisfy the conditions to the consummation of the tender offer and the other conditions set forth in the Merger Agreement and the possibility of any termination of the Merger Agreement. The forward-looking statements contained in this document are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward looking statements. Actual results may differ materially from current expectations because of risks associated with uncertainties as to the timing of the tender offer and the subsequent merger; uncertainties as to how many of the Company’s stockholders will tender their shares of common stock in the tender offer; the risk that competing offers or acquisition proposals will be made; the possibility that various conditions to the consummation of the tender offer or the merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the tender offer or the merger; the effects of disruption from the transactions on the Company’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees, suppliers and other business partners; the risk that stockholder litigation in connection with the tender offer or the merger may result in significant costs of defense, indemnification and liability; other uncertainties pertaining to the business of the Company, including, among other things, the risk and uncertainty in connection with changes in reimbursement levels established by governmental and third-party payors; changing competitive markets, clinical trial data and regulatory conditions; the Company’s participation in provider networks; healthcare and other legal reforms on the state and federal levels, including Medicare contracting; competition in the healthcare and lab services industries, including competition from Applied Biosystems, Inc. (now Life Technologies); the Company’s ability to collect receivables and bill for its services; the Company’s ability to protect its position with respect to its intellectual property; liabilities relating to the Company’s split-off from Applied Biosystems, Inc. (now Life Technologies); macroeconomic conditions; conditions adversely affecting the Company’s suppliers; the interpretation of the U.S. Food and Drug Administration of the regulations governing the sale of Analyte Specific Reagents; the Company’s scientific discoveries may not be replicated in studies by other investigators, which may negatively impact the acceptance of, or reimbursement for, the Company’s diagnostic products and testing services; the Company’s dependence on Abbott Molecular to commercialize the Company’s diagnostic products; the disruption to the Company’s business that may result from the departure of sales representatives identified in the now settled litigation with a competitor; payors the Company expects to refund in connection with the Company’s review of the orders for additional testing performed on samples previously received and processed by Berkeley HeartLab, Inc. may make additional claims for money, including penalties, or may seek other remedies; adverse effects on the Company resulting from pending or future lawsuits, private action or government investigation; the additional risks and uncertainties from the restatement of the Company’s consolidated financial statements; the material adverse impact on the Company based on management’s determination that a material weakness exists in the Company’s internal control over financial reporting and the Company’s disclosure controls and procedures; and other risks detailed in the Company’s public filings with the SEC from time to time, including the Company’s most recent Annual Report on Form 10-K for the year ended December 25, 2010. The reader is cautioned not to unduly rely on these forward-looking statements. The Company expressly disclaims any intent or obligation to update or revise publicly these forward-looking statements except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of March 18, 2011

CELERA CORPORATION

By:	/s/ Scott K. Milsten
Name:	Scott K. Milsten
Title:	Senior Vice President, General Counsel and Secretary